UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 24, 2015

Capital Bank Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35655	27-1454759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 Alhambra Plaza, Suite 1601 Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code): (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 24, 2015, Capital Bank Financial Corp. (the "Company") issued a press release announcing that it and its subsidiary, Capital Bank, have been assigned investment grade ratings by Kroll Bond Rating Agency ("KBRA"). KBRA assigned Capital Bank a deposit rating of A-, senior unsecured debt rating of A-, subordinated debt rating of BBB+, and short term deposit/debt rating of K2. Additionally, KBRA assigned the Company a senior unsecured debt rating of BBB+, subordinated debt rating of BBB, and short-term rating of K2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued August 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2015	Capital Bank Financial Corp. (Registrant)
	By:	/s/ CHRISTOPHER G. MARSHALL Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated August 24, 2015.